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Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                          Jul 31, 2000
Current Due Period Ending                           Aug 31, 2000
Prior Distribution Date                             Aug 14, 2000
Distribution Date                                   Sep 14, 2000


Beginning Trust Principal Receivables           3,929,360,472.76

Average Principal Receivables                   3,929,064,488.82

FC&A Collections (Includes Recoveries)             67,400,602.73
Principal Collections                             117,953,258.04
Additional Balances                                50,984,550.89
Net Principal Collections                          66,968,707.15
Defaulted Amount                                   25,687,910.42
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,288,597.68

Beginning Participation Invested Amount           346,554,961.18
Beginning Participation Unpaid Principal Balance  346,554,961.18
Ending Participation Invested Amount              338,382,376.94
Ending Participation Unpaid Principal Balance     338,382,376.94

Accelerated Amortization Date                       Feb 28, 2002
Is it the Accelerated Amortization Period?  0=No               0

OC Balance as % of Ending Participation Invested          8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 346,554,961.18
Numerator for Fixed Allocation                    355,177,246.62
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)
Applicable Allocation Percentage                         8.8203%
Investor FC&A Collections                           5,944,929.98

Series Participation Interest Default Amount
Numerator for Floating Allocation                 346,554,961.18
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)
Floating Allocation Percentage                           8.8203%
Series Participation Interest Default Amount        2,265,748.71


Principal Allocation Components
Numerator for Floating Allocation                 346,554,961.18
Numerator for Fixed Allocation                    355,177,246.62
Denominator - Max(Sum of Numerators, Principal  3,929,064,488.82
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield and         6.5639%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          346,554,961.18
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,387,378.62

Series Participation Interest Interest Shortfall            0.00
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]   8,172,584.24

(a) Investor Principal Collections, [Max(b,h) or    5,906,835.53
e]
(b) prior to Accelerated Amort. Date or not Early 5,906,835.53 Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.8203%
(d) Net Principal Collections                      66,968,707.15
(e) after Accelerated Amort Date or Early Amort    10,662,668.82
Period, [f*g]
(f) Fixed Allocation Percentage                          9.0397%
(g) Collections of Principal
                                                  117,953,258.04

(h) Minimum Principal Amount, [Min(i,l)]            5,358,460.44
(i)  Floating Allocation Percentage of Principal   10,403,821.79
Collections
(j)  2.2% of the Series Participation Interest      7,624,209.15
Invested Amount
(k) Series Participation Interest Net Default       2,265,748.71
Payment Amount
(l)  the excess of (j) over (k)                     5,358,460.44

(m) Series Participation Interest Net Default       2,265,748.71
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections     5,944,929.98
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,387,378.62
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,265,748.71
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  577,591.60
Excess [Sec. 4.11(a)(vi)]                             714,211.05

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                1,369,744,351.26


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


Series 1997-1  Owner Trust Calculations
Due Period                                            August 2000
Payment Date                                         Sep 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         8,172,584.24
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           72,198.95

Series Participation Interest Monthly Interest       2,387,378.62

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.          1,046,062.80
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.            204,978.84
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.            270,351.98
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.              206,069.94
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.         159,152.36
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-       4,175,748.54
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance          817,258.43
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance        1,062,435.95
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance            776,395.51
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        572,080.89
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            768,664.92
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance                0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)             72,198.95
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                  0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                  0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                 0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC             0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated              428,563.75
Certificate - Sec. 3.05(a)(vii)


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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        768,664.92
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided            0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total            72,198.95
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        696,465.97
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             5,720.81


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Household Consumer Loan Trust, 1997-1
Series 1997-1
Owner Trust Calculations
Due Period Ending    Aug 31, 2000
Payment Date         Sep 15, 2000

Calculation of Interest Expense

Index (LIBOR)      6.618750%
Accrual end date,    Sep 15,2000
accrual beginning date  Aug 15, 2000
and days in Interest Period       31


                   Class A-1  Class A-2 Class A-3   Class B   Certificates  Overcoll
                                                                             Amount
Beginning Unpaid  180,134,585 34,655,496 45,052,145 32,922,721 24,258,847   29,531,167
Principal Balance

Previously unpaid           0          0          0          0          0
interest/yield

Spread to index        0.125%     0.250%     0.350%     0.650%     1.000%

Rate (capped at     6.743750%  6.868750%  6.968750%  7.268750%  7.618750%
12.5%, 14%, 14%,
14%, 15%)

Interest/Yield      1,046,063    204,979    270,352    206,070   159,152
Payable on the
Principal Balance

Interest on                 0          0          0          0         0
previously unpaid
interest/yield

Interest/Yield      1,046,063    204,979    270,352   206,070    159,152
Due

Interest/Yield      1,046,063    204,979    270,352   206,070    159,152
Paid

Summary

Beginning         180,134,585 34,655,496 45,052,145 32,922,721 24,258,847   29,531,167
Security Balance

Beginning         180,134,585 34,655,496 45,052,145 32,922,721 24,258,847
Adjusted Balance

Principal Paid      4,247,947    817,258  1,062,436    776,396    572,081      768,665

Ending Security   175,886,637 33,838,238 43,989,709 32,146,326 23,686,766   28,834,701
Balance

Ending Adjusted   175,886,637 33,838,238 43,989,709 32,146,326 23,686,766
Balance

Ending                                                                  0
Certificate
Balance as %
Participation
Interest Invested
Amount

Targeted Balance  175,958,836 33,838,238 43,989,709 32,146,326 23,686,766

Minimum Adjusted              16,000,000 20,800,000 15,200,000 11,200,000   13,600,000
Balance

Certificate                                                     3,418,000
Minimum Balance

Ending OC Amount                                                            20,525,069
as Holdback
Amount

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


Ending OC Amount                                                              8,309,632
as Accelerated
Prin Pmts

Beginning Net           0.00       0.00      0.00     0.00       0.00         0.00
Charge offs
Reversals               0.00       0.00      0.00     0.00       0.00         0.00
Charge offs             0.00       0.00      0.00     0.00       0.00         0.00
Ending Net Charge       0.00       0.00      0.00     0.00       0.00         0.00
Offs

Interest/Yield    $1.4337484 $4.2703925 $4.3325638 $4.5190776 $4.7366774
Paid per $1000

Principal Paid    $5.8222965 $17.0262173 $17.0262171 $17.0262173 $17.0262170
per $1000

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